SUPPLEMENT DATED FEBRUARY 20, 2008

TO PROSPECTUSES DATED MAY 1, 2007
FOR KEYPORT CHARTER AND KEYPORT LATITUDE

TO PROSPECTUSES DATED APRIL 30, 2004
FOR KEYPORT VISTA AND RYDEX ANNUITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective April 1, 2008, the name of the following investment option will be changed to:

Old Name	New Name

Rydex VT OTC Fund	Rydex VT NASDAQ-100® Fund

Please retain this supplement with your prospectus for future reference.

Keyport(US) Rydex 2/08